Exhibit 3.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2017
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
Accretive Health, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 5, 2017, Accretive Health, Inc. (the “Company”) filed an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter Amendment”) to provide for a change in the Company’s name to R1 RCM Inc. Pursuant to Section 242(b) of the General Corporation Law of the State of Delaware, no approval of the Charter Amendment by the Company’s stockholders was required. The full text of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on January 5, 2017.

In connection with the Charter Amendment, the Company also filed an amendment (the “CoD Amendment”) to its Certificate of Designation of 8.00% Series A Convertible Preferred Stock, Par Value $0.01 per Share, of Accretive Health, Inc. (the “Certificate of Designations”) to make conforming changes to the Certificate of Designations to provide for the change in the Company’s name to R1 RCM Inc. The full text of the CoD Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The CoD Amendment became effective upon filing with the Secretary of State of the State of Delaware on January 5, 2017.

In connection with the Charter Amendment, the Company also adopted an amendment (the “Bylaw Amendment”) to its Amended and Restated Bylaws, as amended (the “A&R Bylaws”) to make conforming changes to the A&R Bylaws to provide for the change in the Company’s name to R1 RCM Inc. The full text of the Bylaw Amendment is attached hereto as Exhibit 3.3 and is incorporated herein by reference. The Bylaw Amendment became effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware on January 5, 2017.

Item 7.01	Regulation FD Disclosure
On January 5, 2017, the Company announced a change in the Company’s name to R1 RCM, Inc. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 5, 2017

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of the Company
3.2	Certificate of Amendment to Certificate of Designation of 8.00% Series A Convertible Preferred Stock, Par Value $0.01 per Share, of the Company
3.3	Amendment No. 2 to the Amended and Restated Bylaws of the Company
99.1	Press Release dated January 5, 2017